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                                                                  EXHIBIT 10.29





                                [UNION BANK LETTERHEAD]


                                   December 21, 1993



Dubach Gas Company
c/o Cornerstone Natural Gas, Inc.
8080 North Central Expressway
Dallas, Texas 75206

Attention:  Mr. Jack W. Young
            Executive Vice President


     Re:   Sixteenth Amendment to Amended and Restated
           Term Loan and Revolving Credit Agreement


Gentlemen:

     We refer to the Amended and Restated Term Loan and Revolving Credit Agreement made as of July 26, 1991, as amended by the First Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 28, 1991, the Second Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated July 23, 1992, the Third Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated September 21, 1992, the Fourth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated October 22, 1992, the Fifth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated as of November 30, 1992, the Sixth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated January 29, 1993, the Seventh Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated February 22, 1993, the Eighth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated March 22, 1993, the Ninth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated April 26, 1993, the Tenth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated as of May 24, 1993, the Eleventh Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated June 21, 1993, the Twelfth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated July 19, 1993, the Thirteenth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated August 23, 1993, the Fourteenth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated September 21, 1993 and the Fifteenth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated October 28, 1993 (said Agreement, as so amended, herein called the "CREDIT AGREEMENT"),


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Dubach Gas Company
December 21, 1993
Page 2



between Dubach Gas Company (the "COMPANY") and Union Bank (the "BANK"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     The Company and the Bank hereby agree that, effective as of the date first written above and subject to satisfaction of the conditions precedent set forth below, the Credit Agreement is amended as follows:

           1.  The definition of "Working Capital Termination Date" in Section
1.1 of the Credit Agreement is amended in full to read as follows:

           "'WORKING CAPITAL TERMINATION DATE' means February 28, 1994 or any subsequent date to which the Bank may agree, in its sole discretion, to extend the Working Capital Commitment."

           2. Section 7.14 of the Credit Agreement is amended in full to read as follows:

           "Section 7.14 RESTRICTED PAYMENTS. The Company shall not make, pay, prepay, declare or provide any sum for Restricted Payments, including (a) any repayment to Cornerstone Natural Gas, Inc. (formerly known as "Endevco, Inc."; herein called "Cornerstone") or any other Affiliate of the Company of any loan, advance or other extension of credit to the Company by Cornerstone or such Affiliate and (b) any payment of any other amount owed by the Company to Cornerstone or any other Affiliate of the Company; PROVIDED, HOWEVER, that the Company may make any payments to Endevco Natural Gas required by the Operating Agreement."


     On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Operative Agreements to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.



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Dubach Gas Company
December 21, 1993
Page 3



     This letter amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning three counterparts of this letter amendment to the Bank. This letter amendment shall become effective as of the date first written above when and if the Bank receives (1) a fee of $50,000;
(2) a consent hereto, in form and substance satisfactory to the Bank, executed by Cornerstone Natural Gas, Inc., as guarantor and subordinated creditor; and
(3) an amendment to the Intercreditor Amendment dated as of November 2, 1993 between the Bank and Bank of Oklahoma, National Association ("BOK"), in form and substance satisfactory to the Bank, duly executed by BOK.

     The Bank's execution of this letter amendment does not constitute, and shall not be deemed to be, a release or waiver of any Default or Event of Default that now exists or that hereafter may exist, and the Bank reserves all of its rights and remedies with respect to any such Defaults and Events of Default.



                                       Very truly yours,

                                       UNION BANK



                                       By: ________________________
                                           Walter M. Roth
                                           Vice President



                                       By: ________________________
                                       Name: ______________________
                                       Title: _____________________



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Dubach Gas Company
December 21, 1993
Page 4





Agreed to as of December 21, 1993:

DUBACH GAS COMPANY



By: ________________________
Name: ______________________
Title: _____________________